EXECUTION COPY


                            CONSULTING AGREEMENT (II)


     THIS CONSULTING AGREEMENT (II) (the "Agreement") is entered into as of July ___, 1997, by and between Sento Technical Innovations Corporation, a Utah corporation ("Sento"), and Australian Software Innovations (Services) Pty. Ltd. ACN 050-053-355, a limited company organized under the laws of Australia ("ASI").

                                    RECITALS

     WHEREAS, pursuant to that certain Intellectual Property Purchase Agreement dated as of July ___, 1997 (the "IP Purchase Agreement"), among Sento, ASI, Kilat Holdings Pty. Limited ("Kilat"), Eng Lee and Mary Lee (the "Shareholders") and that certain Asset Purchase Agreement dated as of July ___, 1997 (the "Asset Purchase Agreement"), among Sento, Centerpost Innovations Pty. Ltd. ("Centerpost"), ASI, Kilat and the Shareholders, Sento will acquire certain assets of ASI (the "ASI Assets"); and

     WHEREAS, pursuant to that certain Asset Purchase and Services Agreement dated as of June 30, 1997 (the "BMC Agreement"), among Sento, BMC Software, Inc. and BMC Software (Cayman) LDC or its assignee (collectively, "BMC"), certain shareholders of Sento, ASI and Eng Lee ("Lee"), Sento will sell the ASI Assets to BMC; and

     WHEREAS, in connection with the transactions contemplated by the IP Purchase Agreement, the Asset Purchase Agreement and the BMC Agreement, Sento desires to engage ASI on a consulting basis on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sento and ASI hereby agree as follows:

     1. SERVICES. Sento hereby engages ASI as an independent contractor for the Term (as defined below) to provide certain consulting services to be determined from time to time in the discretion of the Board of Directors of Sento, including without limitation facilitation of the transfer of the ASI Assets from ASI to Sento and from Sento to BMC pursuant to the IP Purchase Agreement, the Asset Purchase Agreement and the BMC Agreement. ASI hereby agrees to provide such services to Sento.

     2. TERM. The term of this Agreement (the "Term") shall commence on the date hereof (the "Commencement Date") and continue through and expire on the third anniversary of the Commencement Date, unless earlier terminated as permitted herein.

     3. CONSIDERATION. Subject to the termination of this Agreement as permitted herein, commencing on the ___ day of October, 1997 and continuing on the ____ day of each January, April, July and October thereafter through and including the ____ day of April, 2000, Sento shall make payments to ASI as consulting fees for services hereunder in the amount of Twelve Thousand Five Hundred U.S. Dollars ($12,500) each.

     4.   TERMINATION.

          (a) Sento may terminate this Agreement immediately upon notice to ASI in its discretion if at any time during the Term ASI shall cease to be formally engaged by Sento or one of its subsidiaries as an officer, director, employee or independent contractor.

          (b) Either party may terminate this Agreement for cause provided that the complaining party shall provide at least fifteen (15) days' written notice to the breaching party specifying the nature and, so far as then known, the extent of the breach and the action required to correct the breach. The breaching party shall be afforded fifteen (15) days (or such additional time as the complaining party may determine, as confirmed in writing, to be reasonable) to cure the breach or, as determined by the complaining party, to achieve substantial cure if a complete cure cannot be reasonably effectuated within the designated period. If the breach remains uncured at the expiration of the designated period, this Agreement may be terminated by written notice given by the complaining party at any time while the breach remains uncured thereafter, and such termination shall be effective as of the date of such notice or such later date as may be provided therein.

     5. NOTICES. Except when actual receipt is expressly required by the terms hereof, all notices and demands required or permitted under this Agreement shall be in writing and shall be deemed to have been given or delivered:
(i) when delivered in person to the intended recipient, (ii) upon receipt of a confirmation of a facsimile transmission to the intended recipient, or
(iii) after deposit in the United States or Australian mail in a sealed envelope or container, either registered or certified mail, return receipt requested, postage prepaid, addressed by name and address to the intended recipient as follows:

          To Sento:           Sento Technical Innovations Corporation
                              311 North State Street
                              Orem, Utah 84057
                              Attn: Robert K. Bench, President
                              Telecopier: (801) 224-2426

          To ASI:             Australian Software Innovations
                              (Services) Pty. Ltd.
                              51 Rawson Street, Suite 301
                              Epping NSW 2121
                              Telecopier: 61-2-869-0280

     6.   MISCELLANEOUS.

          (a) CONSTRUCTION PRINCIPLES. The headings and underlined Section titles set forth in the text of this Agreement are for guidance only and shall have no significance in the interpretation of this Agreement. When this Agreement refers to a Section by number or letter without further identification, the reference shall be construed as pertaining to the corresponding Section of this Agreement unless the context clearly requires reference to another instrument, agreement or document.

          (b) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the specific subject matter hereof, and this Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter. Notwithstanding the above, the parties acknowledge the existence as separate agreements and obligations of the Consulting Agreement dated as of the date hereof between Sento and Lee and the Services Agreement dated as of the date hereof between Centerpost and ASI.

          (c) WAIVER, MODIFICATION OR CANCELLATION. Any waiver, alteration or modification of any of the terms of this Agreement or cancellation or replacement of this Agreement shall not be valid unless in writing and signed by the parties.

          (d) WAIVER OF BREACH. The waiver by Sento of any breach of any provision of this Agreement by ASI shall not operate or be construed as a waiver of any subsequent breach by ASI.

          (e) NON-EXCLUSIVITY OF REMEDIES. Except as specifically provided herein, the rights and remedies of the parties hereto shall not be mutually exclusive, and the exercise of one or more of the provisions of this Agreement shall not preclude the exercise of any other rights or remedies provided for by this Agreement or by law, equity, statute or otherwise. Each of the parties confirms that damages at law may be an inadequate remedy for a breach or threatened breach of any of the provisions hereof.

          (f)  GOVERNING LAW.  This Agreement shall be governed by and construed under the laws of the State of Utah, without reference to its choice of law provisions.


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     IN WITNESS WHEREOF, Sento and ASI have duly executed and delivered this
Agreement as of the date first written above.


               "SENTO":

               Sento Technical Innovations Corporation



                    By:  ______________________________________________________

                    Its: ______________________________________________________



               "ASI":

               THE COMMON SEAL of AUSTRALIAN SOFTWARE
               INNOVATIONS (SERVICES) PTY. LTD
               ACN 050-053-355, a limited company organized under the laws of Australia was hereunto affixed in accordance with its articles of association in the presence of:


               _________________________          ______________________________
               Signature of Director              Signature of
                                                  Director/Secretary

               _________________________          ______________________________
               Print Name                         Print Name

               _________________________          ______________________________
               Office Held                        Office Held